Exhibit 99.906CERT

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Index Funds

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:    February 19, 2019

/s/ Mortimer J. Buckley
Mortimer J. Buckley
Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer:  Vanguard Index Funds

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:    February 19, 2019

/s/ Thomas J. Higgins
Thomas J. Higgins
Chief Financial Officer